UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2010
Patriot Coal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)
Registrant’s telephone number, including area code: (314) 275-3600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Patriot Coal Corporation (the “Company”) held its annual meeting of stockholders on May 13, 2010 (the “Annual Meeting”).
     The stockholders of the Company approved an increase in the number of shares reserved for issuance under the Company’s 2007 Long-Term Equity Incentive Plan (the “LTIP”) and extension of the LTIP. A description of the material terms and conditions of the LTIP, which is incorporated by reference herein, appears on pages 43-49 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2010 (the “Proxy Statement”).
     The stockholders of the Company also approved an increase in the number of shares reserved for issuance under the Company’s Employee Stock Purchase Plan (the “ESPP”). A description of the material terms and conditions of the ESPP, which is incorporated by reference herein, appears on pages 50-53 of the Proxy Statement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Upon receipt of stockholder approval at the Annual Meeting, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) that increased the total authorized capital stock of the Company from 110,000,000 shares to 310,000,000 shares. The description of the Certificate of Amendment contained herein and in the Proxy Statement is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 attached hereto and incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders
     The following are the voting results on each matter submitted to the Company’s stockholders at the Annual Meeting. The proposals below are described in detail in the Proxy Statement. At the Annual Meeting, each of the 4 nominees for director was elected to the Company’s Board of Directors for a three-year term (Proposal 1 below). In addition, management proposals regarding ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010, adoption of an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized stock of the Company, approval of an increase in the number of shares reserved for issuance under the LTIP and an extension of the LTIP, and an approval of an increase in the number of shares reserved for issuance under the ESPP (Proposals 2-5), were approved.

			Broker
	For	Withheld	Non-Votes
1. The election, for three-year terms, of all persons nominated for directors, as set forth in the Company’s Proxy Statement, was approved by the following votes:
Irl F. Engelhardt	64,828,410	1,341,357	14,350,356
Michael P. Johnson	64,999,863	1,169,904	14,350,356
Robert O. Viets	65,009,846	1,159,920	14,350,356
Richard M. Whiting	64,929,804	1,239,962	14,350,356

				Broker
	For	Against	Abstentions	Non-Votes
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year, as set forth in the Company’s Proxy Statement, was approved by the following vote:	79,675,484	366,829	477,805	0
3. Proposal to approve the amendment of the Company’s charter to increase the number of total authorized shares, as set forth in the Company’s Proxy Statement, was approved by the following vote:	53,865,413	26,117,268	537,439	0
4. Proposal to approve an increase in the number of shares reserved for issuance under the LTIP and an extension of the LTIP, as set forth in the Company’s Proxy Statement, was approved by the following vote:	59,597,026	6,091,748	480,991	14,350,356
5. Proposal to approve an increase in the number of shares reserved for issuance under the ESPP, as set forth in the Company’s Proxy Statement, was approved by the following vote:	65,005,809	661,664	502,293	14,350,356

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Patriot Coal Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 17, 2010

PATRIOT COAL CORPORATION
By:	/s/ Mark N. Schroeder
Mark N. Schroeder
Senior Vice President & Chief Financial Officer